UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2021

SANUWAVE HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
(Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SNWV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Warrants

On September 3, 2021, SANUWAVE Health, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”), with certain accredited investors (collectively, the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of (i) the Company’s future advance convertible promissory notes in an aggregate principal amount of up to $543,478 (the “Notes”) and (ii) warrants to purchase an additional 2,777,779 shares of common stock of the Company (the “Warrants”). The Warrants have an exercise price of $0.18 per share and a five year term. The closing of the Private Placement occurred on September 7, 2021 (the “Closing Date”). The Company received financing from an accredited investor in the net amount of $250,000 as an additional disbursement under an existing future advance convertible note issued to such accredited investor on April 20, 2021; the Company previously received an additional disbursement from such accredited investor in the net amount of $750,000 on May 15, 2021.

The foregoing descriptions of the Purchase Agreements and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreements and Warrants, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Notes

As noted above, on September 3, 2021, the Company issued the Notes to the Purchasers of the September 3 Purchase Agreements in an aggregate principal amount of up to $543,478 (the “Aggregate Amount”), which may be advanced in disbursements by the Purchasers (“Disbursements”), as set forth in the Notes.  Disbursements bear an interest at a rate of five percent (5%) per annum and have a maturity date of twelve (12) months from the date of issuance. Each Note is convertible at the option of the holder into shares of common stock of the Company at a conversion price per share equal to (A) until the date of effectiveness of the Registration Statement (as defined below), $0.18 and (B) after the date of effectiveness of the Registration Statement, the lesser of (i) $0.18, (ii) ninety percent (90%) of the closing price for a share of common stock reported on the OTCQB on the effective date of the Registration Statement and (iii) 75% of the lowest VWAP price for common stock during the ten trading days ending on, and including, the date of the notice of conversion, which shall be no lower than $0.01.

The Notes contain customary events of default and covenants, including limitations on incurrences of indebtedness and liens.

Pursuant to each Purchase Agreement, the Company entered into a Security Agreement on the Closing Date in favor of the applicable Purchaser, securing the Company’s obligations under the applicable Note.

The rights of each Purchaser to receive payments under its Note are subordinate to the rights of NH Expansion Credit Fund Holdings LP (“North Haven Expansion”) pursuant to a Subordination Agreement, that the Company and such Purchaser entered into with North Haven Expansion on September 3, 2021, in connection with the Private Placement (the “Subordination Agreement”).

The foregoing descriptions of the Notes and the Subordination Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Notes and the Subordination Agreements, which are filed as Exhibit 4.2 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with each Purchase Agreement, the Company entered into a registration rights agreement with the Purchasers on September 3, 2021 (the “Registration Rights Agreement”) pursuant to which the Company has agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission no later than ninety (90) days following the Closing Date for the registration of 100% of the maximum number of the Shares issuable upon conversion of the Notes and exercise of the Warrants issued pursuant to such Purchase Agreement (the “Registrable Securities”). The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), until all Registrable Securities have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) of the Securities Act and otherwise without restriction or limitation pursuant to Rule 144 of the Securities Act, as determined by the counsel to the Company.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed hereto as Exhibits 10.3 and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities in the Private Placement were offered and sold in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. The Purchasers represented that they were each an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number	Description
4.1	Form of Warrant
4.2	Form of Future Advance Convertible Promissory Note
10.1	Form of Securities Purchase Agreement
10.2	Form of Subordination Agreement
10.3	Form of Registration Rights Agreement
10.4	Form of Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Date: September 13, 2021	By:	/s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Chief Financial Officer